EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of ACE*COMM Corporation (the "Company") on form 10-K for the year ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, the Chief Executive Officer and the Chief Financial Officer of the Company, certify, pursuant to and solely for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the report fairly presents in all material respects, the financial condition and results of operations of the Company.



                                    By:/s/ Steven R. Delmar
                                    ---------------------------------------
                                    Steven R. Delmar
                                    Chief Financial Officer

                                    By:/s/ George T. Jimenez
                                    ---------------------------------------
                                    George T. Jimenez
                                    Chief Executive Officer

Date:  September 13, 2002